                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2003

                              MEDIX RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)

         Colorado                      0-24768                84-1123311
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(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)          Identification No.)

       420 Lexington Avenue, Suite 1830, New York, New York     10170
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            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:         (212) 697-2509
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Item 5.  Other Events and Regulation FD Disclosure.

     The Company disseminated the press releases attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 on May 21, 2003 and May 29, 2003.

Item 7.  Financial Statements and Exhibits.

      Exhibit 99.1 - May 21, 2003 press release

      Exhibit 99.2 - May 29, 2003 press release

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                    MEDIX RESOURCES, INC.

                                    By:  /s/ Arthur Goldberg
                                         Arthur Goldberg
                                         Executive Vice President and Secretary

Dated: May 29, 2003